SUMMARY PROSPECTUS
PAGEX
May 1, 2016

T. Rowe Price Global Real Estate Fund— Advisor Class

A stock fund seeking capital appreciation and current income through investments in companies around the world involved in the real estate industry. This class of shares is sold only through financial intermediaries.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at troweprice.com/prospectus. You can also get this information at no cost by calling
1-800-638-8790 or by sending an e-mail request to info@troweprice.com. This Summary Prospectus incorporates by reference the fund’s prospectus, dated May 1, 2016, and Statement of Additional Information, dated May 1, 2016.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary	1

Investment Objective

The fund seeks to provide long-term growth through a combination of capital appreciation and current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fees and Expenses of the Fund’s Advisor Class

Shareholder fees (fees paid directly from your investment)
Redemption fee (as a percentage of amount redeemed on shares held for 90 days or less)	2.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.69%

Distribution and service (12b-1) fees	0.25%

Other expenses	0.33%

Total annual fund operating expenses	1.27%

Fee waiver/expense reimbursement	(0.12)%[a]

Total annual fund operating expenses after fee waiver/expense reimbursement	1.15%[a]

a T. Rowe Price Associates, Inc. has agreed (through April 30, 2017) to waive its fees and/or bear any expenses (excluding interest, expenses related to borrowings, taxes and brokerage, extraordinary expenses, and acquired fund fees) that would cause the class’ ratio of expenses to average daily net assets to exceed 1.15%. The agreement may be terminated at any time beyond April 30, 2017, with approval by the fund’s Board of Directors. Fees waived and expenses paid under this agreement (and a previous limitation of 1.15%) are subject to reimbursement to T. Rowe Price Associates, Inc. by the fund whenever the class’ expense ratio is below 1.15%. However, no reimbursement will be made more than three years after the waiver or payment, or if it would result in the expense ratio exceeding 1.15% (excluding interest, expenses related to borrowings, taxes and brokerage, extraordinary expenses, and acquired fund fees).

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, the fund’s operating expenses remain the same, and the expense limitation currently in place is not renewed. The figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$117	$391	$685	$1,523

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Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 20.5% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies The fund will normally invest at least 80% of its net assets (including any borrowings for investment purposes) in the equity securities of real estate companies throughout the world, including the U.S. The fund’s definition of real estate companies is broad and includes any company that derives at least 50% of its revenues or profits from, or commits at least 50% of assets to, real estate activities. Under normal conditions, the fund will invest in at least five countries and at least 40% of its net assets will be in real estate companies outside the U.S. (at least 30% of net assets will be in real estate companies outside the U.S. if foreign market conditions are not favorable). A significant portion of the fund’s U.S. investments is expected to be in real estate investment trusts (“REITs”). REITs pool money to invest in properties (“equity REITs”) or mortgages (“mortgage REITs”). The fund’s investments in REITs are generally made in equity REITs. For purposes of selecting investments in the U.S. and outside the U.S., the fund’s investments in the real estate industry may include (but is not limited to) the following:

• REITs;

• real estate operating companies;

• brokers, developers, and builders of residential, commercial, and industrial properties;

• property management firms;

• finance, mortgage, and mortgage servicing firms;

• construction supply and equipment manufacturing companies; and

• firms dependent on real estate holdings for revenues and profits, including lodging, leisure, timber, mining, and agriculture companies.

The fund will not own real estate directly and will have no restrictions on the size of companies selected for investment. Up to 20% of fund assets may be invested in companies that either derive a substantial portion of revenues or profits from servicing real estate firms, or that are unrelated to the real estate business.

Stock selection is based on fundamental, bottom-up analysis that generally seeks to identify high-quality companies with both good appreciation prospects and income-producing potential. Factors considered by the portfolio manager in selecting real estate companies include one or more of the following: relative valuation; free cash flow; undervalued assets; quality and experience of management; type of real estate owned; and the nature of a company’s real estate activities.

Summary	3

The fund is “nondiversified,” meaning it may invest a greater portion of its assets in a single company and own more of the company’s voting securities than is permissible for a “diversified” fund.

In pursuing its investment objective, the fund has the discretion to deviate from its normal investment criteria. These situations might arise when the fund’s adviser believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.

The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized as follows:

Active management risk The fund is subject to the risk that the investment adviser’s judgments about the attractiveness, value, or potential appreciation of the fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the fund fail to produce the intended results, the fund could underperform in comparison to other funds with similar objectives and investment strategies.

Risks of stock investing Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the stock market or because of factors that affect a particular company or industry.

Market capitalization risk Because the fund may invest in companies of any size, its share price could be more volatile than a fund that invests only in large companies. Small- and medium-sized companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. Larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and they may be less capable of responding quickly to competitive challenges and industry changes.

Industry risk A fund that focuses its investments in specific industries or sectors is more susceptible to developments affecting those industries and sectors than a more broadly diversified fund. Because the fund invests significantly in real estate companies, the fund may perform poorly during a downturn in the real estate industry. Real estate companies can be adversely affected by, among other things, general and local economic conditions, interest rates, changes in zoning or tax laws

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or other government regulations, overbuilding, and demographic trends such as population shifts.

REIT investing risk REITs must satisfy specific requirements for favorable tax treatment and can involve unique risks in addition to the risks generally affecting the real estate industry. REITs are dependent upon the quality of their management, may have limited financial resources and heavy cash flow dependency, and may not be diversified geographically or by property type.

Nondiversification risk As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. As a result, poor performance by a single issuer could adversely affect fund performance more than if the fund were invested in a larger number of issuers. The fund’s share price can be expected to fluctuate more than that of a comparable diversified fund.

International investing risk Investing in the securities of non-U.S. issuers involves special risks not typically associated with investing in U.S. issuers. International securities tend to be more volatile and less liquid than investments in U.S. securities and may lose value because of adverse local, political, social, or economic developments overseas, or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, international investments are subject to settlement practices and regulatory and financial reporting standards that differ from those of the U.S. These risks are heightened for the fund’s investments in emerging markets, which are more susceptible to governmental interference, less efficient trading markets, and the imposition of local taxes and restrictions on gaining access to sales proceeds for foreign investors.

Performance The bar chart showing calendar year returns and the average annual total returns table provide some indication of the risks of investing in the fund by showing how much returns can differ from year to year and how the fund’s average annual returns for certain periods compare with the returns of a relevant broad-based market index, as well as with the returns of one or more comparative indexes that have investment characteristics similar to those of the fund. The fund’s performance information represents only past performance (before and after taxes) and is not necessarily an indication of future results.

The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

Summary	5

In addition, the average annual total returns table shows hypothetical after-tax returns to demonstrate how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account. In some cases, the figure shown for “returns after taxes on distributions and sale of fund shares” may be higher than the figure shown for “returns before taxes” because the calculations assume the investor received a tax deduction for any loss incurred on the sale of shares.

Average Annual Total Returns
	Periods ended
	December 31, 2015
			Since inception
	1 Year	5 Years	(10/27/08)
Global Real Estate Fund—Advisor Class
Returns before taxes	1.37%	7.49%	13.88%
Returns after taxes on distributions	0.70	6.77	12.80
Returns after taxes on distributions
and sale of fund shares	1.12	5.72	11.02
FTSE EPRA/NAREIT Developed Real Estate Index (reflects no deduction for fees, expenses, or taxes)	0.05	7.96	14.63
Lipper Global Real Estate Index	-0.15	7.05	13.45

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Updated performance information is available through troweprice.com or may be obtained by calling 1-800-638-8790.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Nina P. Jones	Chairman of Investment Advisory Committee	2015	2008

Purchase and Sale of Fund Shares

You must purchase, redeem, and exchange shares of the fund through your financial intermediary. Generally, the fund’s minimum initial investment requirement is $2,500 and the fund’s minimum subsequent investment requirement is $100, although the investment minimums may be modified or waived for financial intermediaries submitting orders on behalf of their customers. You should check with your financial intermediary to determine the investment minimums that apply to your account.

Tax Information

Any dividends are declared and paid quarterly in March, June, September, and December. Any capital gains are declared and paid annually, usually in December. Redemptions or exchanges of fund shares and distributions by the fund, whether or not you reinvest these amounts in additional fund shares, may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (although you may be taxed upon withdrawal from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	E273-045 5/1/16